UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                  CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act Of 1934


Date of Report (Date of earliest event reported)              September 12, 2002



                          THE PROCTER & GAMBLE COMPANY
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             (Exact name of registrant as specified in its charter)


          Ohio                          1-434                       31-0411980
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 (State or other jurisdiction       (Commission                 (IRS Employer
    of incorporation)                File Number)            Identification No.)


One Procter & Gamble Plaza, Cincinnati, Ohio                            45202
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   (Address of principal executive offices)                           (Zip Code)


Registrant's telephone number, including area code  (513) 983-1100
                                                   -----------------------------



ITEM 9.  REGULATION FD DISCLOSURE.

         On September 12, 2002, the Chief Executive Officer, A.G. Lafley, and Chief Financial Officer, Clayton C. Daley, Jr., of the Registrant delivered to the Secretary of the Securities and Exchange Commission in accordance with SEC Order No. 4-460 statements under oath regarding facts and circumstances relating to the Annual Report of the Registrant on Form 10-K for the fiscal year ended June 30, 2002. Copies of the statements are attached as Exhibits 99.1 and 99.2.



                                    SIGNATURE

           Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        THE PROCTER & GAMBLE COMPANY


                                              /s/LINDA D. ROHRER
                                        ---------------------------------------
                                        Linda D. Rohrer, Assistant Secretary
                                        September 12, 2002


                                    Exhibits

99.1 Statement Under Oath of Principal Executive Officer Regarding Facts and Circumstances Relating to Exchange Act Filings.

99.2 Statement Under Oath of Principal Financial Officer Regarding Facts and Circumstances Relating to Exchange Act Filings.